Exhibit 10.9

CLOSING DATE INTERCREDITOR AGREEMENT

dated as of

July 1, 2015,

between

MORGAN STANLEY SENIOR FUNDING, INC.,

as First Lien Credit Agreement Administrative Agent

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Second Lien Credit Agreement Administrative Agent

TABLE OF CONTENTS

	ARTICLE 1
	Definitions

Section 1.01.	Construction; Certain Defined Terms	1

	ARTICLE 2
	Subordination of Liens

Section 2.01.	Similar Liens and Agreements	11
Section 2.02.	Subordination of Liens	12
Section 2.03.	No Action with Respect to Second Lien Collateral Subject to First Liens	13
Section 2.04.	No Duties of Designated First Lien Representative or other First Lien Secured Parties	15
Section 2.05.	No Interference	16
Section 2.06.	Automatic Release of Second Liens	17
Section 2.07.	Certain Agreements with Respect to Bankruptcy/Liquidation Proceedings	18
Section 2.08.	Reinstatement	21
Section 2.09.	Purchase Right	21
Section 2.10.	New Liens	22
Section 2.11.	Injunctive Relief	22
Section 2.12.	Rights as Unsecured Creditors	23

	ARTICLE 3
	Sub-Agency for Perfection of Certain Security Interests

	ARTICLE 4
	Existence and Amounts of Liens and Obligations

	ARTICLE 5
	Consent of Grantors

	ARTICLE 6
	Representations and Warranties of Each Representative

	ARTICLE 7
	Application of Proceeds

Section 7.01.	Payment Over	25
Section 7.02.	Application of Proceeds	26
Section 7.03.	Insurance and Condemnation Awards	26

	ARTICLE 8
	Other Agreements

CLOSING DATE INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July 1, 2015, between MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the First Lien Credit Agreement Secured Parties referred to herein (together with its successors and assigns in such capacity, the “First Lien Credit Agreement Administrative Agent”), and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Second Lien Credit Agreement Secured Parties referred to herein (together with its successors and assigns in such capacity, the “Second Lien Credit Agreement Administrative Agent”), and each of the other Representatives from time to time party hereto in accordance with the terms hereof, and acknowledged by EMC ACQUISITION, LLC, a Delaware limited liability company (“Holdings”), EMERGING MARKETS COMMUNICATIONS, LLC, a Delaware limited liability company (the “Borrower”), and certain subsidiaries of the Borrower from time to time party to the Credit Agreements (such term, and each other capitalized term used and not otherwise defined herein, having the meaning assigned to it in Article 1) (the “Subsidiary Guarantors”).

Reference is made to the Credit Agreements under which the lenders referred to therein have extended and agreed to extend credit to the Borrower.  In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the First Lien Credit Agreement Administrative Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties) and the Second Lien Credit Agreement Administrative Agent (for itself and on behalf of the Second Lien Credit Agreement Secured Parties) agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.                          Construction; Certain Defined Terms.  (a) The rules of construction specified in Section 1.02, 1.03, 1.05, 1.07, 1.09, and 1.11 of the First Lien Credit Agreement shall apply to this Agreement, including terms defined in the preamble hereto.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the First Lien Credit Agreement as in effect on the date hereof.  Any term referenced herein by cross-reference to a defined term or section reference in (i) the First Lien Credit Agreement shall be deemed to be a cross-reference to a defined term or section reference, as applicable, in the First Lien Credit Agreement as in effect on the date hereof (or, after any Refinancing of the First Lien Credit Agreement as so in effect, any Replacement First Lien Credit Agreement as in effect on the date of such Refinancing) or the same or comparable term or section reference, as applicable, in any other First Lien Loan Document and (ii) the Second Lien Credit Agreement shall be deemed to be a cross-reference to a defined term or section reference, as applicable, in the Second Lien Credit Agreement as in effect on the date hereof (or, after any Refinancing of the Second Lien Credit Agreement as so in effect, any Replacement Second Lien Credit Agreement as in effect on the date of such Refinancing) or the same or comparable term or section reference, as applicable, in any other Second Lien Loan Document.  Each agreement herein of any Representative shall bind the Secured Parties represented by such Representative and any reference herein to the parties hereto shall also bind all such Secured Parties.

(b)                                 As used in this Agreement, the following terms have the meanings specified below:

“Additional First Lien Debt” means any Indebtedness that is issued or guaranteed by any Grantor (other than Indebtedness and guarantees constituting First Lien Credit Agreement Secured Obligations) which Indebtedness and guarantees are secured by the First Lien Collateral (or a portion thereof) on a senior basis to the Second Lien Secured Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such senior basis by this Agreement and by the relevant First Lien Loan Documents and the relevant Second Lien Loan Documents in effect at the time of such incurrence and (ii) the First Lien Representative for the holders of such Indebtedness shall have become party to: (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.04 hereof and (B) the First Lien Parity Intercreditor Agreement pursuant to, and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional First Lien Debt incurred by a Grantor after the date hereof, then the Grantors, the First Lien Credit Agreement Administrative Agent and the First Lien Representative for such Indebtedness shall have executed and delivered the First Lien Parity Intercreditor Agreement. Additional First Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional First Lien Debt Facility” means each indenture, credit agreement or other governing agreement with respect to any Additional First Lien Debt.

“Additional First Lien Loan Documents” means with respect to any series, issue or class of Additional First Lien Debt, the promissory notes, indentures, credit agreements, guarantees or other operative agreements evidencing or governing such indebtedness and any First Lien Security Documents securing such Additional First Lien Debt.

“Additional First Lien Secured Obligations” means with respect to any series, issue or class of Additional First Lien Debt, (i) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any Bankruptcy/Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Lien Debt, (ii) all premiums, fees, costs, expenses and other amounts payable to the related Additional First Lien Secured Parties under the related Additional First Lien Loan Documents (including, without limitation, any premium, fees, costs, expenses or other amounts which accrue after the commencement of any Bankruptcy/Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding), (iii) any Hedging Obligations of (and guarantees thereof by) a Grantor secured under the First Lien Security Documents securing the related series, issue or class of Additional First Lien Debt, (iv) any Cash Management Obligations of (and guarantees thereof by) a Grantor secured under the First Lien Security Documents securing the related series, issue or class of Additional First Lien Debt and (v) any renewals or extensions of the foregoing.

“Additional First Lien Secured Parties” means with respect to any series, issue or class of Additional First Lien Debt, the holders of such Additional First Lien Debt, the First Lien Representative with respect thereto, any trustee or agent therefor under any related Additional First Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by any Grantor under any related Additional First Lien Loan Documents and the holders of any other Additional First Lien Secured Obligations secured by the First Lien Security Documents for such series, issue or class of Additional First Lien Debt.

“Additional Second Lien Debt” means any Indebtedness that is issued or guaranteed by any Grantor (other than Indebtedness and guarantees constituting Second Lien Credit Agreement Secured Obligations) which Indebtedness and guarantees are secured by the Second Lien Collateral (or a portion thereof) on a junior basis to the First Lien Secured Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such junior basis by this Agreement and by the relevant First Lien Loan Documents and the relevant Second Lien Loan Documents in effect at the time of such incurrence and (ii) the Second Lien Representative for the holders of such Indebtedness shall have become party to: (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.04 hereof and (B) the Second Lien Parity Intercreditor Agreement pursuant to, and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional Second Lien Debt incurred by a Grantor after the date hereof, then the Grantors, the Second Lien Credit Agreement Administrative Agent and the Second Lien Representative for such Indebtedness shall have executed and delivered the Second Lien Parity Intercreditor Agreement. Additional Second Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional Second Lien Debt Facility” means each indenture, credit agreement or other governing agreement with respect to any Additional Second Lien Debt.

“Additional Second Lien Loan Documents” means with respect to any series, issue or class of Additional Second Lien Debt, the promissory notes, indentures, credit agreements, guarantees or other operative agreements evidencing or governing such indebtedness and any Second Lien Security Documents securing such Additional Second Lien Debt.

“Additional Second Lien Secured Obligations” means, with respect to any series, issue or class of Additional Second Lien Debt, (i) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any Bankruptcy/Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Second Lien Debt, (ii) all premiums, fees, costs, expenses and other amounts payable to the related Additional Second Lien Secured Parties under the related Additional Second Lien Loan Documents (including, without limitation, any premium, fees, costs, expenses or other amounts which accrue after the commencement of any Bankruptcy/Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding), (iii) any Hedging Obligations of (or guarantees thereof by) a Grantor secured under the Second Lien Security Documents securing the related series, issue or class of Additional Second Lien Debt and (iv) any renewals or extensions of the foregoing.

“Additional Second Lien Secured Parties” means with respect to any series, issue or class of Additional Second Lien Debt, the holders of such Additional Second Lien Debt, the Second Lien Representative with respect thereto, any trustee or agent therefor under any related Additional Second Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by any Grantor under any related Additional Second Lien Loan

Documents and the holders of any other Additional Second Lien Secured Obligations secured by the Second Lien Security Documents for such series, issue or class of Additional Second Lien Debt.

“Agreement” has the meaning provided in the preamble to this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy/Liquidation Proceeding” means any event, proceeding or occurrence described in Section 8.01(f) of the First Lien Credit Agreement.

“Borrower” has the meaning provided in the preamble to this Agreement.

“Business Day” has the meaning provided in the First Lien Credit Agreement.

“Cash Equivalents” has the meaning assigned to such term in the First Lien Credit Agreement as in effect on the date hereof.

“Cash Management Obligations” has the meaning assigned to such term in the First Lien Credit Agreement.

“Class Debt” has the meaning given to such term in Section 8.04.

“Class Debt Representatives” has the meaning given to such term in Section 8.04.

“Collateral” means the First Lien Collateral and the Second Lien Collateral.

“Contingent First Lien Obligation” means, at any time, First Lien Secured Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Secured Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Secured Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Contingent Second Lien Obligation” means, at any time, Second Lien Secured Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Second Lien Secured Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Second Lien Secured Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Credit Agreements” means the First Lien Credit Agreement and the Second Lien Credit Agreement.

“Debt Facility” means any First Lien Debt Facility and any Second Lien Debt Facility, as the context may require.

“Designated First Lien Representative” means (i) the First Lien Credit Agreement Administrative Agent, until such time as the Discharge of First Lien Credit Agreement Obligations has occurred, and (ii) thereafter, the First Lien Representative serving as the “Applicable Authorized Representative” (as defined in the First Lien Parity Intercreditor Agreement).  When any First Lien Representative other than the First Lien Credit Agreement Administrative Agent becomes the Applicable Authorized Representative thereunder, it shall send a written notice thereof to each Second Lien Representative and the Grantors. For purposes of this definition, the First Lien Credit Agreement shall not be deemed to be Discharged if it is Refinanced with a Replacement First Lien Credit Agreement.

“Designated Second Lien Representative” means (i) the Second Lien Credit Agreement Administrative Agent, until such time as the Discharge of Second Lien Credit Agreement Obligations has occurred, and (ii) thereafter, the Second Lien Representative serving as the “Applicable Authorized Representative” (as defined in the Second Lien Parity Intercreditor Agreement).  When any Second Lien Representative other than the Second Lien Credit Agreement Administrative Agent becomes the Applicable Authorized Representative thereunder, it shall send a written notice thereof to each First Lien Representative and the Grantors. For purposes of this definition, the Second Lien Credit Agreement shall not be deemed to be Discharged if it is Refinanced with a Replacement Second Lien Credit Agreement.

“Designation” means a designation of Indebtedness as either Additional First Lien Debt or Additional Second Lien Debt in substantially the form of Annex III attached hereto.

“DIP Financing” has the meaning provided in Section 2.07.

“Discharge” means, with respect to any Debt Facility, the date on which such Debt Facility and the First Lien Secured Obligations or Second Lien Secured Obligations thereunder, as the case may be, (i) have been paid in full in cash (other than any Contingent First Lien Obligations or Contingent Second Lien Obligations) and are no longer secured by the Collateral pursuant to the terms of the documentation governing such Debt Facility or, with respect to any Hedging Obligations or Cash Management Obligations secured by the Security Documents for such Debt Facility, any of (x) such Hedging Obligations or Cash Management Obligations have been paid in full in cash, (y) such Hedging Obligations or Cash Management Obligations shall have been cash collateralized on terms satisfactory to each applicable counterparty (or other arrangements satisfactory to the applicable counterparty shall have been made) or (z) such Hedging Obligations or Cash Management Obligations are no longer secured by the Collateral pursuant to the terms of the documentation governing such Debt Facility, (ii) any letters of credit issued under the applicable Debt Facility have terminated or been cash collateralized or backstopped (in the amount and form required under the applicable Debt Facility) and (iii) all commitments of the First Lien Secured Parties and the Second Lien Secured Parties, as applicable, under their respective Debt Facilities have terminated.  The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Credit Agreement Obligations” means the Discharge of the First Lien Credit Agreement Secured Obligations with respect to the First Lien Collateral; provided that the Discharge of First Lien Credit Agreement Secured Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Credit Agreement Secured Obligations with a Replacement First Lien Credit Agreement or, at any time after the Discharge of the First Lien Credit Agreement in effect on the date hereof, an Additional First Lien Debt Facility secured by First Lien Collateral under one or more Additional First Lien Loan Documents which has been designated in writing by the First Lien Credit Agreement Administrative Agent (under the First Lien Credit Agreement so Refinanced) to the Designated First Lien Representative (if the Designated First Lien Representative is not such agent) and the Designated Second Lien Representative, as the “First Lien Credit Agreement” for purposes of this Agreement.

“Discharge of Second Lien Credit Agreement Obligations” means the Discharge of the Second Lien Credit Agreement Secured Obligations with respect to the Second Lien Collateral; provided that the Discharge of Second Lien Credit Agreement Secured Obligations shall not be deemed to have occurred in connection with a Refinancing of such Second Lien Credit Agreement Secured Obligations with a Replacement Second Lien Credit Agreement or, at any time after the Discharge of the First Lien Credit Agreement in effect on the date hereof, an Additional Second Lien Debt Facility secured by Second Lien Collateral under one or more Additional Second Lien Loan Documents which has been designated in writing by the Second Lien Credit Agreement Administrative Agent (under the Second Lien Credit Agreement so Refinanced) to the Designated Second Lien Representative (if the Designated Second Lien Representative is not such agent) and the Designated First Lien Representative, as the “Second Lien Credit Agreement” for purposes of this Agreement.

“Excluded Cash Collateral” has the meaning given to such term in Section 2.01(d).

“First Lien Class Debt” has the meaning given to such term in Section 8.04.

“First Lien Class Debt Representative” has the meaning given to such term in Section 8.04.

“First Lien Collateral” means the “Collateral”, as such term is defined in the First Lien Credit Agreement, and any other assets or properties of any of the Grantors now or at any time hereafter subject to, or required to be subject to, Liens securing any First Lien Secured Obligations or deemed to be so subject pursuant to Section 2.10.

“First Lien Credit Agreement” means the First Lien Credit Agreement, dated as of the date hereof, among Holdings, the Borrower, the other Guarantors from time to time party thereto, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and the other agents named therein, as such agreement may be amended, restated, amended and restated, waived, restructured, renewed, extended or otherwise modified from time to time and shall also include any Replacement First Lien Credit Agreement.

“First Lien Credit Agreement Administrative Agent” has the meaning provided in the preamble to this Agreement; provided, however, that if the First Lien Credit Agreement is

Refinanced by a Replacement First Lien Credit Agreement, then all references herein to the First Lien Credit Agreement Administrative Agent shall refer to the administrative agent (or trustee) under the Replacement First Lien Credit Agreement.

“First Lien Credit Agreement Secured Obligations” means the “Secured Obligations”, as such term is defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Secured Parties” means, at any time, the “Secured Parties”, as such term is defined in the First Lien Credit Agreement.

“First Lien Debt Facilities” shall mean the First Lien Credit Agreement and any Additional First Lien Debt Facilities.

“First Lien Loan Documents” means (a) the “Loan Documents”, as such term is defined in the First Lien Credit Agreement, and (b) the Additional First Lien Loan Documents.

“First Lien Parity Intercreditor Agreement” means an agreement among each First Lien Representative allocating rights among the various First Lien Secured Parties.

“First Lien Representative” means (i) in the case of the First Lien Credit Agreement, the First Lien Credit Agreement Administrative Agent and (ii) in the case of any Additional First Lien Debt Facility and the Additional First Lien Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional First Lien Debt Facility that is named as the “First Lien Representative” in respect of such Additional First Lien Debt Facility in the applicable Joinder Agreement.

“First Lien Secured Obligations” means, at any time, (a) the First Lien Credit Agreement Secured Obligations and (b) the Additional First Lien Secured Obligations.

“First Lien Secured Parties” means, at any time, (a) the First Lien Credit Agreement Secured Parties and (b) any Additional First Lien Secured Parties.

“First Lien Security Agreement” means the First Lien Security Agreement, dated as of the date hereof, among Holdings, the Borrower, certain Subsidiaries of the Borrower and the First Lien Credit Agreement Administrative Agent, as amended, restated, amended and restated, extended, renewed, supplemented or otherwise modified from time to time or as replaced in connection with any Refinancing of the First Lien Credit Agreement.

“First Lien Security Documents” means the “Collateral Documents”, as such term is defined in the First Lien Credit Agreement, and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any of the Grantors to secure any First Lien Secured Obligations or pursuant to which any Lien thereon is perfected.

“First Liens” mean Liens created or purported to be created under the First Lien Security Documents securing any First Lien Secured Obligations.

“Grantor” means Holdings, the Borrower, and each Subsidiary which has granted a Lien pursuant to any Security Document to secure any Secured Obligations.

“Hedging Obligations” of any Person means any obligation of such Person pursuant to any Swap Contract.

“Holdings” has the meaning provided in the preamble to this Agreement.

“Indebtedness” has the meaning assigned to such term in the First Lien Credit Agreement.

“Joinder Agreement” means a joinder agreement substantially in the form of Annex II hereof required to be delivered by a Representative to the Designated First Lien Representative and the Designated Second Lien Representative pursuant to Section 8.04 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the First Lien Secured Parties or Second Lien Secured Parties, as the case may be, under such Debt Facility.

“Lien” has the meaning assigned to such term in the First Lien Credit Agreement.

“Person” has the meaning assigned to such term in the First Lien Credit Agreement.

“Pledged Collateral” has the meaning given to such term in Article 3.

“Post-Petition Interest” means interest, fees, costs, expenses and other charges that pursuant to the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, continue to accrue after the commencement of any Bankruptcy/Liquidation Proceeding, whether or not such interest, fees, costs, expenses and other charges are allowed or allowable under the Bankruptcy Code or in any such Bankruptcy/Liquidation Proceeding.

“Pro Forma Effect” has the meaning assigned to such term in the First Lien Credit Agreement.

“Purchase Event” has the meaning provided in Section 2.09.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, restate, amend and restate, modify, supplement, restructure, refund, replace or repay, or to issue other Indebtedness, whether of the same principal amount or greater or lesser principal amount, in exchange or replacement for such Indebtedness.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” has the meaning assigned to such term in the First Lien Credit Agreement.

“Release” has the meaning provided in Section 2.06.

“Replacement First Lien Credit Agreement” means any loan agreement, indenture or other agreement that (i) Refinances the First Lien Credit Agreement so long as, after giving effect to such Refinancing, the agreement that was the First Lien Credit Agreement immediately prior to such Refinancing is no longer secured, or required to be secured, by any of the Collateral and (ii) is designated as the “Replacement First Lien Credit Agreement” pursuant to Section 8.04(ii)(A).

“Replacement Second Lien Credit Agreement” means any loan agreement, indenture or other agreement that (i) Refinances the Second Lien Credit Agreement so long as, after giving effect to such Refinancing, the agreement that was the Second Lien Credit Agreement immediately prior to such Refinancing is no longer secured, or required to be secured, by any of the Collateral and (ii) is designated as the “Replacement Second Lien Credit Agreement” pursuant to Section 8.04(ii)(A).

“Representatives” shall mean the First Lien Representatives and the Second Lien Representatives.

“Requirements of Law” means, with respect to any Person, any statute, law, treaty, rule, regulation, order, executive order, ordinance, decree, writ, injunction or determination of any arbitrator or court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Second Lien Class Debt” has the meaning given to such term in Section 8.04.

“Second Lien Class Debt Representative” has the meaning given to such term in Section 8.04.

“Second Lien Collateral” means the “Collateral”, as such term is defined in the Second Lien Credit Agreement, and any other assets or properties of any of the Grantors now or at any time hereafter subject to, or required to be subject to, Liens securing any Second Lien Secured Obligations.

“Second Lien Credit Agreement” means the Second Lien Credit Agreement, dated as of the date hereof, among Holdings, the Borrower, the various Guarantors from time to time party thereto, the lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent, and the other agents named therein, as such agreement may be amended, restated, amended and restated, waived, restructured, renewed, extended or otherwise modified from time to time and shall also include any Replacement Second Lien Credit Agreement.

“Second Lien Credit Agreement Administrative Agent” has the meaning provided in the preamble to this Agreement; provided, however, that if the Second Lien Credit Agreement is Refinanced by a Replacement Second Lien Credit Agreement, then all references herein to the Second Lien Credit Agreement Administrative Agent shall refer to the administrative agent (or trustee) under the Replacement Second Lien Credit Agreement.

“Second Lien Credit Agreement Secured Obligations” means the “Secured Obligations”, as such term is defined in the Second Lien Credit Agreement.

“Second Lien Credit Agreement Secured Parties” means, at any time, the “Secured Parties”, as such term is defined in the Second Lien Credit Agreement.

“Second Lien Debt Facilities” means the Second Lien Credit Agreement and any Additional Second Lien Debt Facilities.

“Second Lien Loan Documents” means (a) the “Loan Documents”, as such term is defined in the Second Lien Credit Agreement and (b) the Additional Second Lien Loan Documents.

“Second Lien Parity Intercreditor Agreement” means an agreement among each Second Lien Representative allocating rights among the various Second Lien Secured Parties.

“Second Lien Permitted Actions” has the meaning provided in Section 2.03(b).

“Second Lien Representative” shall mean (i) in the case of the Second Lien Credit Agreement, the Second Lien Credit Agreement Administrative Agent and (ii) in the case of any Additional Second Lien Debt Facility and the Additional Second Lien Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Second Lien Debt Facility that is named as the “Second Lien Representative” in respect of such Additional Second Lien Debt Facility in the applicable Joinder Agreement.

“Second Lien Secured Obligations” means, at any time, (a) the Second Lien Credit Agreement Secured Obligations and (b) the Additional Second Lien Secured Obligations.

“Second Lien Secured Parties” means, at any time, (a) the Second Lien Credit Agreement Secured Parties and (b) any Additional Second Lien Secured Parties.

“Second Lien Security Agreement” means the Second Lien Security Agreement, dated as of the date hereof, among Holdings, the Borrower, certain Subsidiaries of the Borrower and the Second Lien Credit Agreement Administrative Agent, as amended, restated, amended and restated, extended, renewed, supplemented or otherwise modified from time to time or as replaced in connection with any Refinancing of the Second Lien Credit Agreement.

“Second Lien Security Documents” means the “Collateral Documents”, as such term is defined in the Second Lien Credit Agreement, and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any of the Grantors to secure any Second Lien Secured Obligations.

“Second Liens” means Liens created or purported to be created under the Second Lien Security Documents securing Second Lien Secured Obligations.

“Secured Obligations” means the First Lien Secured Obligations and the Second Lien Secured Obligations.

“Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties.

“Security Documents” means the First Lien Security Documents and the Second Lien Security Documents.

“Standstill Period” has the meaning provided in Section 2.03(b).

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

ARTICLE 2
SUBORDINATION OF LIENS

Section 2.01.                          Similar Liens and Agreements.  The parties hereto (including the Borrower, on behalf of itself and the other Grantors) agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical, subject to Sections 2.01(c), 2.01(d), 2.06(a) and clause (ii) of the first sentence of Section 2.07.  In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(a)                                 Upon request by any First Lien Representative or any Second Lien Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Loan Documents;

(b)                                 The documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral, subject to Section 8.03, shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Secured Obligations thereunder;

(c)                                  The existence of a maximum claim with respect to any real property subject to a mortgage which applies to all Secured Obligations shall not be deemed to be a difference in Collateral among any series, issue or class of First Lien Secured Obligations or Second Lien Secured Obligations; and

(d)                                 Notwithstanding anything in this Agreement or any other First Lien Loan Documents or Second Lien Loan Documents to the contrary, collateral consisting of segregated cash and Cash Equivalents specifically pledged to secure First Lien Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Administrative Agent pursuant to Sections 2.03(g), 2.05(b)(iv) or 8.02 of the First Lien Credit Agreement (or any equivalent successor provision) or any applicable provision in connection with such pledge or (ii) specifically pledged to any Second Lien Secured Party or a group of Second Lien Secured Parties to secure only the Second Lien Secured Obligations owing to such Second Lien Secured Parties (any such cash and Cash Equivalents, the “Excluded Cash Collateral”) shall be applied as specified in the applicable First Lien Loan Document or Second Lien Loan Document pursuant to which such Secured Obligations are issued and secured and will not constitute Collateral hereunder; provided, however, that if any Grantor shall fail to pay any of such Secured Obligations owing under such First Lien Loan Document or Second Lien Loan Document as and when required thereunder, then the applicable Secured Party agrees that to the extent it seeks to satisfy any such Secured Obligations owing to it, such Secured Party shall first proceed to satisfy such Secured Obligations with the proceeds of Excluded Cash

Collateral (or any letter of credit or other credit support issued or pledged in favor of such Secured Party to support such Secured Obligations); provided further that this Section 2.01(d) shall not override any restrictions on the incurrence of liens, or expand any definition of “Excluded Assets” or a similar defined term contained in any First Lien Loan Document or Second Lien Loan Document.  If, following the application of any such Excluded Cash Collateral, letter of credit or other credit support to the repayment of such Secured Obligations owing to the applicable Secured Party, such Secured Party has not received the full amount of the Secured Obligations then due and owing to it, it shall be entitled to its pro rata share of any Collateral proceeds as otherwise contemplated by this Agreement.  Nothing in this Agreement shall be construed to impair the right of any Secured Party to recoup, set off, net or off-set amounts (including amounts delivered as margin or cash collateral) to satisfy such Secured Obligations secured by Excluded Cash Collateral to the extent permitted under the applicable First Lien Loan Document or Second Lien Loan Document, or exercise its rights and remedies with respect to any Excluded Cash Collateral pledged for its sole benefit or as a beneficiary under and pursuant to any other credit support issued solely in its favor, each of which will be governed by the terms of such First Lien Loan Document or Second Lien Loan Document, as applicable.

Section 2.02.                          Subordination of Liens. (a) All Liens (regardless of how acquired) securing the Second Lien Secured Obligations granted on any Collateral are expressly subordinated and made junior in right, priority, operation and effect to any and all Liens (regardless of how acquired) securing the First Lien Secured Obligations granted on such Collateral, notwithstanding any provision of the UCC or any other Federal, State or foreign law or anything contained in this Agreement, the Second Lien Credit Agreement, any Additional Second Lien Debt Facility, any Second Lien Security Document, any Second Lien Parity Intercreditor Agreement, any other Second Lien Loan Document or any other agreement or instrument to the contrary or otherwise, and irrespective of the time, order or method of creation, attachment or perfection of any Liens securing the Second Lien Secured Obligations granted on the Collateral and any Liens securing the First Lien Secured Obligations granted on the Collateral or any defect or deficiency or alleged defect or deficiency in any of the foregoing and irrespective of the subordination of any Lien securing any First Lien Secured Obligations to any other Liens.  Each Second Lien Representative for itself and on behalf of the applicable Second Lien Secured Parties expressly agrees that any Lien purported to be granted on any Collateral as security for the First Lien Secured Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Secured Obligations for all purposes regardless of whether the Lien purported to be granted is found to be improperly granted, improperly perfected, preferential, a fraudulent conveyance or legally or otherwise deficient in any manner.

(b)                                 It is acknowledged that (i) the aggregate amount of the First Lien Credit Agreement Secured Obligations may be increased pursuant to Section 2.14 of the First Lien Credit Agreement as in effect on the date hereof, (ii) a portion of the First Lien Secured Obligations consists of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (iii) the First Lien Secured Obligations may be extended, renewed, replaced, restructured, Refinanced or otherwise amended, restated, amended and restated, supplemented or modified, or secured with additional collateral (which collateral, shall be subject to Section

2.10), and (iv) the aggregate amount of the First Lien Secured Obligations may be increased, from time to time in accordance with the terms of the First Lien Debt Facilities, all without affecting the subordination hereunder of the Liens securing the Second Lien Secured Obligations granted on the Collateral or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties and the Second Lien Secured Parties.  The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, modification, supplement, extension, increase, renewal, replacement, restructuring, or Refinancing of either the Second Lien Secured Obligations or the First Lien Secured Obligations, by the securing of any First Lien Secured Obligations with any additional collateral or guarantees (which collateral shall be subject to Section 2.10), by the release of any First Lien Collateral, by the failure of any Person to comply with any provision of this Agreement or any agreement evidencing, governing or securing any First Lien Secured Obligation or Second Lien Secured Obligation, or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.  Without limiting the foregoing, all existing and any future First Lien Secured Obligations of any class are intended to be secured by the Collateral, and the Liens on the Collateral securing such First Lien Secured Obligations will constitute first priority Liens entitled to the benefit of this Agreement.

(c)                                  It is agreed that the First Lien Representatives will have no obligations to exercise any remedies available to them as a condition to obtaining the benefits of this Article 2 and Article 7.

(d)                                 The Second Lien Credit Agreement Administrative Agent acknowledges receipt of copies of each of the First Lien Loan Documents existing on the date hereof.  Each Second Lien Representative on behalf of the applicable Second Lien Secured Parties agrees that the Second Lien Credit Agreement, any Additional Second Lien Debt Facility and the principal Second Lien Security Documents to which such Second Lien Representative is a party will contain the provisions set forth in Annex I hereto under which the applicable Second Lien Secured Parties agree to, and subject their rights to the provisions of, this Agreement as set forth therein.

Section 2.03.                          No Action with Respect to Second Lien Collateral Subject to First Liens.(a) Subject to Section 2.03(b), so long as the Discharge of First Lien Secured Obligations has not occurred, no Second Lien Representative nor any other Second Lien Secured Party shall commence or instruct the Designated Second Lien Representative to commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Second Lien Collateral under any Second Lien Security Document, Requirements of Law or otherwise (including the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Lien Representative or any Second Lien Secured Party is a party), at any time prior to the Discharge of First Lien Secured Obligations; it being agreed that only the Designated First Lien Representative or any Person authorized by it, acting in accordance with the First Lien Security Documents, shall be entitled to take any such actions or exercise any such remedies.  Notwithstanding the foregoing, any Second Lien Representative and any other Second Lien

Secured Party may, subject to Section 2.07, (i) take all such actions as it shall deem necessary to continue, preserve or protect the perfection of (but not enforce) the Liens securing the Second Lien Secured Obligations granted on any Second Lien Collateral, (ii) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Secured Obligations and the Second Lien Collateral, (iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Lien Secured Parties, including any claims secured by the Second Lien Collateral, if any, in each case in accordance with the terms of this Agreement, (iv) join (but not exercise any control with respect to) any judicial foreclosure proceeding, other judicial lien enforcement proceeding or motion to lift the automatic stay with respect to the Collateral initiated by the Designated First Lien Representative or any other First Lien Secured Party to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with the exercise of remedies by the Designated First Lien Representative or such other First Lien Secured Party (it being understood that neither the Second Lien Representative nor any other Second Lien Secured Party shall be entitled to receive any proceeds thereof unless otherwise expressly permitted herein), (v) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under the Bankruptcy Code or applicable law, in each case, not inconsistent with this Agreement or applicable law, (vi) exercise any rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by clause (b) below and (vii) except as specifically set forth in clause (b) below, Section 2.05 and 2.07, the second sentence of Section 7.01 or as otherwise directed by a court of competent jurisdiction, nothing in this Agreement shall prohibit the receipt by any Second Lien Representative or any Second Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Second Lien Secured Obligations, so long as such receipt is not the direct or indirect result of the exercise by any Second Lien Representatives or any other Second Lien Secured Party of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them.

(b) Notwithstanding clause (a) above, the Designated Second Lien Representative may enforce any of its rights and exercise any of its remedies (any such enforcement or exercise in accordance with this clause (b), the “Second Lien Permitted Actions”) with respect to the Second Lien Collateral after a period of 180 consecutive days has elapsed since the date on which the Designated Second Lien Representative has delivered to the Designated First Lien Representative written notice of the acceleration or non-payment at the final stated maturity of the Indebtedness then outstanding under the Second Lien Loan Documents (the “Standstill Period”); provided, however, that (i) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Designated Second Lien Representative or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral if (A) the Designated First Lien Representative or any other First Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Bankruptcy/Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to all or a material portion of such Collateral (prompt written notice thereof to be given to the Designated Second Lien Representative by the Designated First

Lien Representative; provided that the failure to give such notice shall not affect the effectiveness and validity of this clause (b)) or (B) at any time a Grantor is then a debtor under or with respect to (or otherwise subject to) any Bankruptcy/Liquidation Proceeding (except as otherwise set forth in this Section 2.03(b) or in Section 2.06) and (ii) after the expiration of the Standstill Period, so long as neither the Designated First Lien Representative nor any other First Lien Secured Party has commenced any action to enforce the Liens securing the First Lien Secured Obligations on all or any material portion of the Collateral and is not stayed from such enforcement as described above, the Second Lien Secured Parties (or the Designated Second Lien Representative on their behalf) may, subject to the provisions of Article 7, enforce the Liens securing the Second Lien Secured Obligations with respect to all or any portion of the Collateral. If the Designated Second Lien Representative or any other Second Lien Secured Party exercises any rights or remedies with respect to the Collateral in accordance with the immediately preceding sentence of this paragraph and thereafter the Designated First Lien Representative or any other First Lien Secured Party commences (or attempts to commence or given notice of its intent to commence) the exercise of any of its rights or remedies with respect to all or a material portion of the Collateral (including seeking relief from the automatic stay or any other stay in any Bankruptcy/Liquidation Proceeding), the Standstill Period shall recommence and the Designated Second Lien Representative and each other Second Lien Secured Party shall rescind any such rights or remedies already exercised with respect to the Collateral.

Section 2.04.                          No Duties of Designated First Lien Representative or other First Lien Secured Parties.  Each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it acknowledges and agrees that neither the Designated First Lien Representative nor any other First Lien Secured Party shall have any duties or other obligations to any Second Lien Secured Party with respect to any First Lien Collateral, other than to transfer to the Designated Second Lien Representative (if the Discharge of Second Lien Secured Obligations has not occurred) any net proceeds of any such Collateral that constitutes Second Lien Collateral remaining in its possession following any sale, transfer or other disposition of such Collateral and the Discharge of First Lien Secured Obligations, or, if the Designated First Lien Representative shall be in possession of all or any part of such Collateral after any Discharge of First Lien Secured Obligations and there are then any Second Lien Secured Obligations outstanding, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of the Designated First Lien Representative or any other First Lien Secured Party.  In furtherance of the foregoing, each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it acknowledges and agrees that until the Discharge of First Lien Secured Obligations, the Designated First Lien Representative shall be entitled, subject to Section 2.03(b)(ii), for the benefit of the holders of the First Lien Secured Obligations, to sell, transfer or otherwise dispose of or deal with such Collateral as provided herein and in the First Lien Security Documents, without regard to any Lien securing the Second Lien Secured Obligations granted on the Collateral or any rights to which the holders of the Second Lien Secured Obligations would otherwise be entitled as a result of such Lien.  Without limiting the foregoing, each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it agrees that neither the Designated First Lien Representative nor any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral (or any other collateral securing the First Lien Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of the Collateral (or any other collateral securing the First Lien Secured Obligations), in any manner that would maximize the return to the Second Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of net proceeds actually received by the Second Lien Secured Parties from such realization, sale, disposition or liquidation.  Each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it waives any claim it or such Second Lien Secured Party may now or hereafter have against the Designated First Lien Representative or any other First Lien Secured Party (or their representatives) arising out of (a) any actions which the Designated First Lien Representative or the other First Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Secured Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Secured Obligations or the valuation, use, protection or release of any Collateral, (b) any election by the Designated First Lien Representative or First Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code with respect to the Collateral and/or (c) any borrowing by any Grantor as debtor in possession, or any related grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code. The First Lien Representatives and the First Lien Secured Parties, on the one hand, and the Second Lien Representatives and the Second Lien Secured Parties, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the First Lien Secured Obligations or the Second Lien Secured Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Secured Obligations or the Second Lien Secured Obligations.

Section 2.05.                          No Interference.  Each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it agrees that, whether or not a Bankruptcy/Liquidation Proceeding has been commenced by or against any Grantor, (a) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Lien on the Collateral securing any of the Second Lien Secured Obligations pari passu with, or to give such Second Lien Secured Party any preference or priority relative to, any Lien on the Collateral securing any of the First Lien Secured Obligations, (b) it will not challenge or question in any proceeding, or support any other Person in challenging or questioning in any proceeding, in each case including, without limitation, any Bankruptcy/Liquidation Proceeding, the validity or enforceability of any First Lien Secured Obligations or First Lien Security Document, or the validity, attachment, perfection or priority of any Lien on the Collateral securing or purporting to secure any of the First Lien Secured Obligations, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (c) it will not, except in connection with the taking of any Second Lien Permitted Actions, contest, protest, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral, or any other exercise of remedies against any Collateral or any forbearance thereof, in each case, by any First Lien Secured Parties or the First Lien Representative acting on their behalf, (d) it shall have no right to (i) direct any First Lien Representative or any First Lien Secured Party to exercise any right, remedy or power with respect to the Collateral or (ii) consent to the exercise by any First Lien Representative or any First Lien Secured Party of any right, remedy or power with respect to the

Collateral, (e) it will not institute any suit or assert in any suit, Bankruptcy/Liquidation Proceeding or other proceeding any claim against any First Lien Representative or any First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither any First Lien Representative nor any First Lien Secured Party shall be liable for, any action taken or omitted to be taken by any such First Lien Representative or any such First Lien Secured Party with respect to any Collateral securing such First Lien Secured Obligations; provided that nothing in this clause (e) shall prevent any Second Lien Secured Party from asserting or seeking to enforce any provision of this Agreement or any provision of any Second Lien Security Document (to the extent not prohibited by this Agreement) and (f) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement in its capacity as a secured creditor.  Each First Lien Secured Party agrees that it will not challenge or question in any proceeding (including in any Bankruptcy/Liquidation Proceeding) the validity or enforceability of any Second Lien Security Document, or the validity, attachment, perfection or priority of any Lien on the Collateral securing any of the Second Lien Secured Obligations.

Section 2.06.                          Automatic Release of Second Liens. (a) Until such time as the Discharge of Second Lien Credit Agreement Obligations has occurred, the Designated First Lien Representative, for itself and on behalf of the First Lien Secured Parties, will have the exclusive right (subject to the provisions of the First Lien Loan Documents) to make determinations regarding the release or disposition of any Collateral, without consultation with, consent of, or notice to, the Designated Second Lien Representative or any other Second Lien Secured Party.  If, in connection with (i) any sale, transfer or other disposition of any Collateral by any Grantor (other than in connection with any enforcement or exercise of rights or remedies with respect to the Collateral which shall be governed by clause (ii)) permitted under the terms of the First Lien Loan Documents or consented to by the applicable First Lien Secured Parties under such First Lien Loan Documents (other than in connection with the Discharge of First Lien Secured Obligations) or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any sale, transfer or other disposition of Collateral, to the extent that the Net Proceeds of such sale, transfer or other disposition will be applied to repay (and, to the extent applicable, to reduce permanently commitments with respect to) the First Lien Secured Obligations, the Designated First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, or any Grantor releases any of the First Liens (a “Release”), then the Liens on such Collateral securing any Second Lien Secured Obligations shall be automatically, unconditionally and simultaneously released (but shall not be deemed to have been released from the proceeds of such Collateral that were not applied to reduce permanently the First Lien Secured Obligations), and the Designated Second Lien Representative shall, for itself and on behalf of the other Second Lien Secured Parties, promptly execute and deliver to the Designated First Lien Representative and the applicable Grantors such termination statements, releases and other documents as the Designated First Lien Representative or any applicable Grantor may reasonably request to effectively confirm such Release.  Similarly, if the Equity Interests of any Person are foreclosed upon or otherwise disposed of pursuant to clause (i) or (ii) above and in connection therewith the Designated First Lien Representative releases the First Liens on the property or assets of such Person or releases such Person from its guarantee of First Lien Secured Obligations, then the Second Liens on such property or assets of such Person and such Person’s guarantee of Second Lien Secured Obligations shall be automatically released to the same extent.

(b)                                 Until the Discharge of First Lien Secured Obligations, the Designated Second Lien Representative, for itself and on behalf of the Second Lien Secured Parties, hereby irrevocably constitutes and appoints the Designated First Lien Representative and any officer or agent of the Designated First Lien Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Designated Second Lien Representative or such holder or in the Designated First Lien Representative’s own name, from time to time in the Designated First Lien Representative’s discretion, for the purpose of carrying out the terms of this Section 2.06, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 2.06, including any endorsements or other instruments of transfer or release.

Section 2.07.                          Certain Agreements with Respect to Bankruptcy/Liquidation Proceedings.  In the event of a Bankruptcy/Liquidation Proceeding, each Second Lien Representative and the other Second Lien Secured Parties shall not, unless and until all First Lien Secured Obligations have been Discharged, directly or indirectly (i) seek in respect of any part of the Collateral or proceeds thereof or any Lien on the Collateral securing the Second Lien Secured Obligations that may exist thereon any relief from or modification of the automatic or other stay as provided in Section 362 of the Bankruptcy Code or under any other applicable law or otherwise or seek any form of adequate protection under either or both of Sections 362 and 363 of the Bankruptcy Code or under any other applicable law or otherwise with respect thereto, except replacement or additional liens junior to the Liens on the Collateral securing the First Lien Secured Obligations, superpriority administrative claims junior to those granted to the First Lien Secured Parties (provided that, each Second Lien Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Second Lien Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims), the accrual of interest and the current payment of reasonable out-of-pocket expenses, including fees and disbursements of counsel and other professional advisors, incurred by the Second Lien Representatives and joining in any motion by the First Lien Representative under Section 362 of the Bankruptcy Code for relief from or modification of the automatic stay, (ii) oppose or object to (A) any adequate protection sought by or granted to any First Lien Secured Party in connection with the use of cash collateral or post-petition financing under Sections 362, 363 or 364 of the Bankruptcy Code or under any other applicable law or otherwise or (B) any motion or other request made by any First Lien Secured Party seeking relief from or modification of the automatic or other stay as provided in Section 362 of the Bankruptcy Code or under any other applicable law with respect to the Collateral, (iii) oppose or object to the use of cash collateral by a Grantor unless the Designated First Lien Representative shall have opposed or objected to such use of cash collateral (provided that, if the First Lien Secured Parties withdraw such opposition or objection, while any First Lien Secured Obligations remain outstanding, the Second Lien Secured Parties will also withdraw such opposition or objection), (iv) subject to the final sentence of this paragraph, oppose or object to (and will consent, solely in its capacity as a secured creditor, to) any post-petition financing (including any debtor in possession financing) provided by any of the First Lien Secured Parties or provided by a third party pursuant to Section 364 of the Bankruptcy Code or under any other applicable law or otherwise (including on a priming basis) (a “DIP Financing”) unless the Designated First Lien Representative shall have opposed or objected to such DIP Financing; (v) oppose or object to the determination of the extent of any Liens held by any of the First Lien Secured Parties or the value of any claims of First Lien Secured Parties under Section 506(a) of the Bankruptcy Code or under any other applicable law or otherwise, (vi) oppose or object to the allowance and payment of interest (including, without limitation, Post-Petition Interest), fees, and expenses as provided under Sections 506(b) of the Bankruptcy Code or under any other applicable law or otherwise to any First Lien Secured Party, without taking into account the Liens of the Second Lien Secured Parties on the Collateral, provided that the First Lien Secured Parties shall similarly not oppose or object to the allowance of interest (including, without limitation, Post-Petition Interest), fees, and expenses as provided under Sections 506(b) of the Bankruptcy Code or under any other applicable law or otherwise to any Second Lien Secured Party, after taking into account the Liens of the First Lien Secured Parties on the Collateral, (vii) assert or support any claim against any of the First Lien Secured Parties for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other applicable law, (viii) oppose or object (and instead shall be deemed to have consented) to any disposition of any Collateral (including any credit bid under Section 363(k) of the Bankruptcy Code or under any other applicable law or otherwise) free and clear of the Liens on the Collateral securing the Second Lien Secured Obligations or other claims under Section 363 of the Bankruptcy Code or otherwise (so long as the respective interests of the Second Lien Secured Parties attach to any net proceeds thereof subject to the relative priorities in this Agreement), if the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall consent to such disposition; provided, that the Second Lien Secured Parties may assert any objection to the proposed bidding or related procedures to be utilized in connection with such disposition that may be raised by an unsecured creditor of the Grantors (without limiting the generality of the foregoing, the Second Lien Secured Parties may not assert any objection asserting any rights under Section 363(e) or Section 363(f) of the Bankruptcy Code) and further provided that nothing herein shall be deemed to impair any rights of the Second Lien Secured Parties to make a credit bid under Section 363(k) or under any other applicable law or otherwise, as long as any such bid provides for the payment in full in cash of the First Lien Secured Obligations in connection therewith or (ix) propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization, liquidation, or other dispositive plan that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the Designated First Lien Representative or to the extent any such plan (1) pays the First Lien Secured Obligations in cash in full or (2) is proposed or supported by the number of First Lien Secured Parties required under Section 1126(c) of the Bankruptcy Code.  To the extent any Liens granted in favor of the First Lien Secured Parties that are providing, or any third party provider of, DIP Financing are senior to, or rank pari passu with, the Liens on the Collateral securing the First Lien Secured Obligations or provided as adequate protection therefor, each Second Lien Representative will, for itself and on behalf of the other Second Lien Secured Parties represented by it, subordinate its Liens on the Collateral securing the Second Lien Secured Obligations to the Liens on the Collateral securing the First Lien Secured Obligations or provided as adequate protection therefor and such Liens on the Collateral granted to the First Lien Secured Parties providing such DIP Financing, or such third party provider, on the terms of this Agreement and to any “carve-out” agreed to by the First Lien Representatives or the other First Lien Secured Parties.  This Agreement constitutes a

“subordination agreement” under Section 510 of the Bankruptcy Code as well as all other applicable laws.  If, in any Bankruptcy/Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Secured Obligations and on account of Second Lien Secured Obligations, then, to the extent the debt obligations distributed on account of the First Lien Secured Obligations and on account of the Second Lien Secured Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.  Notwithstanding the foregoing, the provisions of clause (iv) of the first sentence of this Section 2.07 and the second sentence of this Section 2.07 shall only be applicable as to the Second Lien Secured Parties with respect to any DIP Financing to the extent (A) the aggregate principal amount of the DIP Financing plus, measured after giving effect to the DIP Financing and any payment of debt with the proceeds of such DIP Financing, the sum of (1) the aggregate outstanding principal amount of the loans outstanding under the First Lien Credit Agreement and (2) the aggregate face amount of any letters of credit issued (and unreimbursed drawings under letters of credit issued) under the First Lien Credit Agreement, does not exceed (B) $62,000,000 plus, measured immediately prior to the commencement of the Bankruptcy/Liquidation Proceeding, the sum of (1) the aggregate outstanding principal amount of the loans outstanding under the First Lien Credit Agreement and (2) the aggregate face amount of any letters of credit issued (and unreimbursed drawings under letters of credit issued) under the First Lien Credit Agreement.

Each Second Lien Representative, for itself and on behalf of the Second Lien Secured Parties represented by it, and each First Lien Representative, for itself and on behalf of the First Lien Secured Parties represented by it, acknowledges and agrees that:

(a)                                 the grants of Liens pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute two separate and distinct grants of Liens; and

(b)                                 because of, among other things, their differing rights in the Collateral, the Second Lien Secured Obligations are fundamentally different from the First Lien Secured Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Bankruptcy/Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and the Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the First Lien Loan Documents, arising from or related to a default, whether or not any claim therefor is allowed or allowable as a claim in any Bankruptcy/Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Secured Parties with respect to the Collateral, with each Second Lien Representative, for itself and on behalf of the Second Lien Secured Parties represented by it, hereby acknowledging and agreeing to turn over to the Designated First Lien Representative, for itself and on behalf of the First Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties).

Section 2.08.                          Reinstatement.  In the event that (i) the Discharge or any payment of First Lien Secured Obligations shall have occurred and any of such First Lien Secured Obligations shall subsequently, for whatever reason (including, but not limited to, an order or judgment for disgorgement or avoidance of a preference or fraudulent transfer under the Bankruptcy Code, or any other law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Agreement shall be fully applicable thereto until there shall thereafter have been a Discharge of First Lien Secured Obligations then from and after such date of required return or repayment, such Discharge of First Lien Secured Obligations shall be automatically deemed not to have occurred for all purposes of this Agreement and (ii) the Designated First Lien Representative or the other First Lien Secured Parties have released any Lien on Collateral and any such Liens are later reinstated, then the Designated Second Lien Representative, for itself and the benefit of the Second Lien Secured Parties, shall be granted a second priority Lien on such Collateral, subject to the subordination provisions of this Agreement.

Section 2.09.                          Purchase Right.  Without prejudice to the enforcement of the First Lien Secured Parties’ remedies, the First Lien Secured Parties agree that at any time following (a) acceleration of the First Lien Secured Obligations in accordance with the terms of the First Lien Loan Documents or (b) the commencement of a Bankruptcy/Liquidation Proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Grantor (each, a “Purchase Event”), one or more of the Second Lien Secured Parties may request within 30 days after the first date on which a Purchase Event occurs, and the First Lien Secured Parties hereby offer the Second Lien Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of First Lien Secured Obligations outstanding at the time of purchase at (a) in the case of First Lien Secured Obligations other than First Lien Secured Obligations arising under Swap Contracts or in connection with undrawn letters of credit, par (including any premium set forth in the First Lien Credit Agreement or other applicable First Lien Loan Document on the date hereof, interest and fees), and (b) in the case of First Lien Secured Obligations arising under a Swap Contract, an amount equal to the greater of (i) all amounts payable by any Grantor under the terms of such Swap Contract in the event of a termination of such Swap Contract and (ii) the mark-to-market value of such Swap Contract, as determined by the counterparty to the Grantor thereunder with respect to such Swap Contract in accordance with the terms thereof and in accordance with customary methods for calculating mark-to-market amounts under similar arrangements by such counterparty, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to an Assignment and Assumption).  In the case of any First Lien Secured Obligations in respect of letters of credit

(including reimbursement obligations in connection therewith), simultaneous with the purchase of the other First Lien Secured Obligations, the purchasing Second Lien Secured Parties shall provide First Lien Secured Parties who issued such letters of credit cash collateral in such amounts (not to exceed 103% thereof) as such First Lien Secured Parties determine is reasonably necessary to secure such First Lien Secured Parties in connection with any outstanding and undrawn letters of credit.  If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within 10 Business Days of the request.  If one or more of the Second Lien Secured Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Designated First Lien Representative and the Designated Second Lien Representative.  If none of the Second Lien Secured Parties exercise such right within 30 days after the first date on which a Purchase Event occurs, the First Lien Secured Parties shall have no further obligations pursuant to this Section 2.09 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Lien Security Documents and this Agreement.

Section 2.10.                          New Liens.  Subject to Sections 2.01(c), 2.01(d) and clause (ii) of the first sentence of Section 2.07, the Borrower, on behalf of itself and the other Grantors agrees that, so long as the Discharge of First Lien Secured Obligations has not occurred, it shall not (i) permit any additional Liens on any asset or property of any Grantor to be granted to secure any Second Lien Secured Obligation, unless a Lien has been granted on such asset or property to secure the First Lien Secured Obligations, with each such Lien to be subject to the provisions of this Agreement, or (ii) permit any additional Liens on any asset or property of any Grantor to be granted to secure any First Lien Secured Obligations unless a Lien has been granted on such asset to secure the Second Lien Secured Obligations, with each such Lien to be subject to the provisions of this Agreement.  If any Second Lien Representative or any Second Lien Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Lien Secured Obligations that are not also subject to the first-priority Liens securing all First Lien Secured Obligations under the First Lien Loan Documents, such Second Lien Representative or Second Lien Secured Party (i) shall notify the Designated First Lien Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each First Lien Representative as security for the First Lien Secured Obligations, shall assign such Lien to the Designated First Lien Representative as security for all First Lien Secured Obligations for the benefit of the First Lien Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to each First Lien Representative, shall be deemed to hold and have held such Lien for the benefit of each First Lien Representative and the other First Lien Secured Parties as security for the First Lien Secured Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Representatives and/or the First Lien Secured Parties, the Designated Second Lien Representative, on behalf of the Second Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.10 shall be subject to Section 7.01.

Section 2.11.                          Injunctive Relief.  Should any Second Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Representative or any other First Lien Secured Party (in its or their own name or in the name of the Borrower) may obtain relief against such Second Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Designated Second Lien Representative on behalf of each Second Lien Secured Party that (a) the First Lien Secured Parties’ damages from its actions may by that time be difficult to ascertain any may be irreparable and (b) each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it waives any defense that the First Lien Secured Party cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 2.12.                          Rights as Unsecured Creditors.  Except as otherwise set forth in this Agreement, each Second Lien Representative and the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against any Grantor that is obligated to pay or has guaranteed the Second Lien Secured Obligations in accordance with the terms of the Second Lien Loan Documents and any Requirements of Law; provided that in the event that any Second Lien Secured Party becomes a judgment Lien creditor or other secured creditor, in each case, in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Secured Obligations, such judgment Lien on Collateral shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Secured Obligations) as the other Liens on Collateral securing the Second Lien Secured Obligations are subject to this Agreement.  Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit or subordinate (whether before or after the occurrence of Bankruptcy/Liquidation Proceedings) the receipt, or the right to receive, by the Second Lien Representatives or any other Second Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Second Lien Secured Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Representatives or any other Second Lien Secured Parties of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien on Collateral held by any of them and such receipt is not proceeds of any Collateral.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies any First Lien Secured Party may have with respect to the Collateral.

ARTICLE 3
SUB-AGENCY FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Each First Lien Representative acknowledges and agrees that if it shall at any time hold a Lien on any Second Lien Collateral that can be perfected by the possession or control of such Collateral or, to the extent applicable under any Security Documents, of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of such First Lien Representative (such Second Lien Collateral being the “Pledged Collateral”), such First Lien Representative will serve as gratuitous sub-agent and bailee for each applicable Second Lien Representative for the sole purpose of perfecting the Lien, if any, of such Second Lien Representative in such Pledged Collateral and shall have possession or control of such Pledged Collateral as agent on behalf of each applicable Second Lien Representative (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2), 8-106(d)(3) and 9-313(c) of the Uniform Commercial Code, to the extent applicable).  It is agreed that the obligations of each First Lien Representative and the rights of each Second Lien Representative and the other Second Lien Secured Parties in connection with any such sub-agency arrangement will be in all respects subject to the provisions of this Agreement.  Subject to the terms of this Agreement, until the Discharge of First Lien Secured Obligations has occurred, the First Lien Representatives shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Loan Documents as if the Liens of the Second Lien Secured Parties under the Second Lien Security Documents did not exist.  The First Lien Representatives will be deemed to make no representation as to the adequacy of the steps taken by it or any of them to perfect the Lien on any such Pledged Collateral or the genuineness of any Pledged Collateral and shall have no responsibility to the Second Lien Representatives or any other Second Lien Secured Party for such perfection or genuineness; it being understood that the sole purpose of this Article 3 is to enable the Second Lien Secured Parties to obtain a perfected second priority Lien on such Pledged Collateral to the extent that such perfection results from the possession or control of such Pledged Collateral or, to the extent applicable under any Security Documents, any such account by the First Lien Representatives.  No First Lien Representative shall owe any fiduciary duty any Second Lien Secured Party and the Second Lien Secured Parties hereby waive and release the First Lien Representatives and First Lien Secured Parties from all claims and liabilities relating to the First Lien Agents’ role under this Article 3.  At such time as the Discharge of First Lien Secured Obligations shall have occurred, the applicable First Lien Representatives shall take all such actions in their power as shall reasonably be requested by the Designated Second Lien Representative or the Borrower to transfer possession of such Pledged Collateral to the Designated Second Lien Representative or to transfer direct control of such Pledged Collateral with any necessary endorsements of the First Lien Representatives (such endorsements shall be without recourse and without any representation or warranty) or, to the extent applicable under any Security Documents, any such account to the Designated Second Lien Representative (if there are then any Second Lien Secured Obligations outstanding); provided that if any such Pledged Collateral or any such account shall be subject to any other Lien senior to the Liens of the Designated Second Lien Representative on the Collateral, then the First Lien Representatives may instead transfer possession of such Pledged Collateral to the Person or Persons holding such senior Lien or their representative or take such actions in its power as shall reasonably be requested to transfer direct control of such Pledged Collateral or any such account to the Person or Persons holding such senior Lien or their representative.  The Designated Second Lien Representative agrees that if it shall obtain possession or direct control of any Pledged Collateral or any account pursuant to the foregoing provisions and such Pledged Collateral or account shall thereafter become subject to a Lien securing the First Lien Secured Obligations, it will take all such actions as shall reasonably be requested by the Designated First Lien Representative to transfer possession of such Pledged Collateral to the Designated First Lien Representative or take such actions in its power as shall reasonably be requested to transfer direct control of such Pledged Collateral or any such account to the Designated First Lien Representative, all at the cost and expense of the Borrower.

ARTICLE 4
EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever any Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Secured Obligations or Second Lien Secured Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the First Lien Representatives or the Second

Lien Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if, notwithstanding the request of such Representative, such other Representative shall fail or refuse reasonably promptly to provide the requested information, such first Representative shall be entitled to determine such existence or amount by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of Holdings or of the Borrower.  Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Secured Party or any affiliate thereof as a result of such determination.

ARTICLE 5
CONSENT OF GRANTORS

Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the First Lien Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF EACH REPRESENTATIVE

Each Representative represents and warrants to the other parties hereto that it has the requisite power and authority to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the applicable First Lien Secured Parties represented by it (in the case of each First Lien Representative) and the applicable Second Lien Secured Parties represented by it (in the case of each Second Lien Representative).

ARTICLE 7
APPLICATION OF PROCEEDS

Section 7.01.                          Payment Over.  With respect to the Collateral and any proceeds thereof, the Second Lien Representatives and each other Second Lien Secured Party hereby agrees that if it shall obtain possession of any Collateral, or shall realize any proceeds or payment in respect of any such Collateral, whether pursuant to any Second Lien Security Document, in connection with the taking of any Second Lien Permitted Actions, or by the exercise of any rights available to it (including any right of set-off) under any Requirements of Law or in any Bankruptcy/Liquidation Proceeding or otherwise, or shall receive any Collateral or proceeds of Collateral, or any payment on account thereof, at any time prior to the Discharge of First Lien Secured Obligations and when such possession or receipt of proceeds or payment on Collateral is not expressly permitted by the terms of this Agreement, then it shall hold such Collateral, proceeds or payment in trust for the First Lien Secured Parties and forthwith transfer such Collateral, proceeds or payment, as the case may be, to the Designated First Lien Representative for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Second Lien Representative on behalf of itself and each Second Lien Secured Party represented by it agrees that if, at any time, all or part of any payment with respect to the First Lien Secured Obligations previously made shall be rescinded for any reason whatsoever, such Second Lien Secured Party shall promptly pay over to the Designated First Lien Representative any payment (including any payment received under any agreement subordinating any Liens on the First Lien Collateral to the Liens securing the Second Lien Secured Obligations) received by it in respect of any First Lien Collateral and shall promptly turn any First Lien Collateral then held by it over to the Designated First Lien Representative, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the Discharge of the First Lien Secured Obligations.

Section 7.02.                          Application of Proceeds.  In furtherance of the foregoing, all Collateral and any proceeds or payment in respect of any Collateral received in connection with the enforcement of any of its rights or the exercise of any of its remedies with respect to the Collateral (including any right of set-off) and all insurance or condemnation proceeds not remitted to any Grantor shall be applied by the First Lien Representatives to the First Lien Secured Obligations in such order as specified in the relevant First Lien Loan Documents including, if then in effect, the First Lien Parity Intercreditor Agreement.  Upon the Discharge of First Lien Secured Obligations, the Designated First Lien Representative shall deliver to the Designated Second Lien Representative any proceeds of Collateral held by it in the same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Representatives to the Second Lien Secured Obligations in such order as specified in the Second Lien Loan Documents including, if then in effect, the Second Lien Parity Intercreditor Agreement.

Section 7.03.                          Insurance and Condemnation Awards.  Until a Discharge of all First Lien Secured Obligations, the Designated First Lien Representative and the First Lien Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, (a) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Grantor (it being understood, however, that the Designated Second Lien Representative may be named as a “junior” additional insured and loss payee on terms satisfactory to the Designated First Lien Representative prior to the Discharge of all First Lien Secured Obligations), (b) to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Collateral.  Subject to any rights of the Grantors to receive any such insurance proceeds or condemnation amounts under the First Lien Loan Documents, all such amounts shall be applied as set forth in Section 7.02.

ARTICLE 8
OTHER AGREEMENTS

Section 8.01.                          Matters Related to First Lien Loan Documents.  Subject to the restrictions in clause (b) of this Section 8.01, the First Lien Loan Documents may be amended (including, in the case of this Agreement, in accordance with Section 9.02 hereof), restated, amended and restated, Refinanced, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the First Lien Loan Documents may be Refinanced or increased, in each case, without the consent of any Second Lien Secured Party; provided, however, that, (i) without the consent of the Designated Second Lien Representative, no First

Lien Loan Document may be amended, restated, amended and restated, Refinanced, waived, supplemented or otherwise modified, or entered into, to the extent such amendment, restatement, amendment and restatement, Refinancing, waiver, supplement or modification, or the terms of such new First Lien Loan Document, would contravene any provision of this Agreement, it being understood that notwithstanding the provisions of this Section 8.01, the First Lien Loan Documents may be amended, restated, amended and restated, Refinanced, waived, supplemented or otherwise modified in accordance with their terms in order to effect the making or provision of (w) any “Incremental Commitments” or “Incremental Term Loans” under (and as defined in) the First Lien Credit Agreement, (x) any Indebtedness incurred in connection with a “Refinancing Amendment” (as defined in the First Lien Credit Agreement), (y) any “Extension” (as defined in the First Lien Credit Agreement) or (z) any Indebtedness incurred in connection with a “Permitted Repricing Amendment” or constituting a “Replacement Term Loan” (as defined in the First Lien Credit Agreement), in each case without notice to, or the consent of, any Second Lien Representative or any Second Lien Secured Party and (ii) notice of such amendment, restatement, amendment and restatement, Refinancing, waiver, supplement or other modification shall be given to the Designated Second Lien Representative no later than 30 days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 8.02.                          Matters Related to Second Lien Loan Documents.  The Second Lien Loan Documents may be amended, restated, amended and restated, Refinanced, waived, supplemented or otherwise modified in accordance with their terms (including, in the case of this Agreement, in accordance with Section 9.02 hereof), and the indebtedness under the Second Lien Loan Documents may be Refinanced or increased, in each case, without the consent of any First Lien Secured Party; provided, however, that, (i) without the prior written consent of the Designated First Lien Representative, no Second Lien Loan Document may be amended, restated, amended and restated, Refinanced, waived, supplemented or otherwise modified, or entered into, to the extent such amendment, restatement, amendment and restatement, Refinancing, waiver, supplement or modification, or the terms of such new Second Lien Loan Document, would (1) contravene the provisions of this Agreement or the requirements of the definition of “Permitted Refinancing” contained in the First Lien Credit Agreement as in effect on the date hereof, (2) change the scheduled amortization payments in respect of the Second Lien Debt Facilities evidenced thereby if the effect thereof is to increase the scheduled amortization in excess of that applicable to the loans under the Second Lien Credit Agreement as in effect on the date hereof, (3) change the dates (to earlier dates) for the payment of principal (including the final scheduled maturity date) under any such Second Lien Loan Document (provided that nothing herein shall prohibit any optional prepayments under any Second Lien Loan Document to the extent otherwise permitted by the terms of the First Lien Loan Documents) or (4) in the case of the Second Lien Credit Agreement, change the terms or requirements of any of the categories of debt referred to in clauses (w) through (z) below (e.g., “Incremental Term Loans”) or Credit Agreement Refinancing Indebtedness (as defined in the Second Lien Credit Agreement) from those applicable thereto in the Second Lien Credit Agreement as in effect on the date hereof if the effect thereof is to permit (i) such debt to mature earlier than the Maturity Date of the Initial Term Loans under the Second Lien Credit Agreement as in effect on the date hereof (or, if later, the final stated maturity date of any debt being Refinanced with such debt) or (ii) the Weighted Average Life to Maturity of such debt to be shorter than the Weighted Average Life to Maturity of the Initial Term Loans under the Second Lien Credit Agreement as in effect on the date hereof

(or, if later, any debt being Refinanced with such debt), it being understood that notwithstanding the provisions of this Section 8.02 (but subject to preceding clause (4)), the Second Lien Loan Documents may be amended, restated, amended and restated, Refinanced, waived, supplemented or otherwise modified in accordance with their terms in order to effect the making or provision of (w) any “Incremental Term Commitments” or “Incremental Term Loans” under (and as defined in) the Second Lien Credit Agreement, (x) any Indebtedness incurred in connection with a “Refinancing Amendment” (as defined in the Second Lien Credit Agreement), (y) any “Extension” (as defined in the Second Lien Credit Agreement) or (z) any Indebtedness incurred in connection with a “Permitted Repricing Amendment” or constituting a “Replacement Term Loan” (in each case as defined in the Second Lien Credit Agreement), in each case without notice to, or the consent of, any First Lien Representative or any First Lien Secured Party and (ii) notice of such amendment, restatement, amendment and restatement, waiver supplement, modification or consent shall be given to the Designated First Lien Representative no later than 30 days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 8.03.                          Matters Related to Amendments of First Lien Security Documents.  In the event any First Lien Representative enters into any amendment, restatement, amendment and restatement, supplement, modification, waiver or consent in respect of any of the First Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of any parties thereunder, then such amendment, restatement, amendment and restatement, supplement, modification, waiver or consent shall apply automatically to any comparable provision of the comparable Second Lien Security Document without the consent of or action by any Second Lien Secured Party (with all such amendments, restatements, amendment and restatements, supplements, modifications, waivers and consents subject to the terms hereof); provided that (other than with respect to amendments, restatements, amendment and restatements, supplements, modifications, waivers or consents that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Second Lien Loan Documents), (i) no such amendment, restatement, amendment and restatement, supplement, modification, waiver or consent shall have the effect of (A) removing assets subject to the Lien of any Second Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 2.06, (B) imposing additional duties on the Second Lien Representatives without their consent or (C) permitting other Liens on the Collateral not permitted under the terms of the Second Lien Loan Documents or this Agreement, (ii) any such amendment, restatement, amendment and restatement, supplement, modification, waiver or consent that materially and adversely affects the rights of the Second Lien Secured Parties and does not affect the First Lien Secured Parties in a like or similar manner shall not apply to the Second Lien Security Documents without the consent of the Designated Second Lien Representative and (iii) notice of such amendment, restatement, amendment and restatement, supplement, modification, waiver or consent shall be given to the Designated Second Lien Representative no later than 30 days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 8.04.                          Additional Debt Facilities.  To the extent, but only to the extent, permitted by the provisions of the First Lien Loan Documents and the Second Lien Loan Documents, any Grantor may incur or issue and sell one or more series or classes of Additional First Lien Debt and one or more series or classes of Additional Second Lien Debt.  Any such additional class or series of Additional Second Lien Debt (the “Second Lien Class Debt”) may be secured by a Lien on the Second Lien Collateral, in each case under and pursuant to the relevant Second Lien Security Documents for such Second Lien Class Debt, if and subject to the condition that the Representative of any such Second Lien Class Debt (each, a “Second Lien Class Debt Representative”), acting on behalf of the holders of such Second Lien Class Debt becomes a party to this Agreement and the Second Lien Parity Intercreditor Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph.  Any such additional class or series of Additional First Lien Debt (the “First Lien Class Debt”; and the First Lien Class Debt and Second Lien Class Debt, collectively, the “Class Debt”) may be secured by a Lien on the First Lien Collateral, in each case under and pursuant to the relevant First Lien Security Documents for such First Lien Class Debt, if and subject to the condition that the Representative of any such First Lien Class Debt (each, a “First Lien Class Debt Representative”; and the First Lien Class Debt Representatives and Second Lien Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such First Lien Class Debt, becomes a party to this Agreement and the First Lien Parity Intercreditor Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph.  Upon the joinder of any Class Debt Representative, all related Secured Obligations shall also be subject to this Agreement.

In order for a Class Debt Representative to become a party to this Agreement:

(i)                                     such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (with such changes as may be reasonably approved by the Designated First Lien Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Secured Parties for whom the Class Debt Representative is the Representative become subject hereto and bound hereby and (x) such Class Debt Representative, if a First Lien Representative, shall have become a party to the First Lien Parity Intercreditor Agreement in accordance with the terms and conditions thereof, provided, further, that, if such Indebtedness will be the initial Additional First Lien Debt incurred by a Grantor after the date hereof, then the Grantors, the First Lien Credit Agreement Administrative Agent and the Representative for such Indebtedness shall have executed and delivered the First Lien Parity Intercreditor Agreement or (y) such Class Debt Representative, if a Second Lien Representative, shall have become a party to the Second Lien Parity Intercreditor Agreement in accordance with the terms and conditions thereof provided, further, that, if such Indebtedness will be the initial Additional Second Lien Debt incurred by a Grantor after the date hereof, then the Grantors, the Second Lien Credit Agreement Administrative Agent and the Representative for such Indebtedness shall have executed and delivered the Second Lien Parity Intercreditor Agreement;

(ii)                                  the Borrower shall have delivered to each other Representative a Designation substantially in the form of Annex III executed by an authorized officer of the Borrower which Designation shall (A) designate Indebtedness as Additional First Lien Debt or Additional Second Lien Debt hereunder (and if the agreement under which such Indebtedness is to be incurred Refinances the First Lien Credit Agreement or Second Lien Credit Agreement and is intended to become the Replacement First Lien Credit Agreement or Replacement Second Lien Credit Agreement, as applicable, such agreement shall be so designated in such certificate), and (B) certify that the incurrence of such Indebtedness and its designation as such hereunder is permitted by each First Lien Loan Document and Second Lien Loan Document and that the conditions set forth in this Section 8.04 are satisfied with respect to such Class Debt and, true and complete copies of each of the Second Lien Loan Documents or First Lien Loan Documents, as applicable, relating to such Class Debt, certified as being true and correct by an authorized officer of the Borrower;

(iii)                               the Second Lien Loan Documents or First Lien Loan Documents, as applicable, relating to such Class Debt shall provide that each Secured Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt; and

(iv)                              upon the execution and delivery of a Joinder Agreement by a Class Debt Representative in accordance with this Section 8.04, each other Representative shall acknowledge receipt thereof by countersigning a copy thereof, subject to the terms of this Section 8.04 and returning the same to the new Class Debt Representative; provided that the failure of any Representative to so acknowledge or return the same shall not affect the status of such Indebtedness as First Lien Secured Obligations or Second Lien Secured Obligations hereunder if the other requirements of this Section 8.04 are complied with.

ARTICLE 9
MISCELLANEOUS

Section 9.01.                          Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)                                 if to the First Lien Credit Agreement Administrative Agent, to the address referred to in Section 10.02 of the First Lien Credit Agreement;

(b)                                 if to the Second Lien Credit Agreement Administrative Agent, to the address referred to in Section 10.02 of the Second Lien Credit Agreement;

(c)                                  if to any other Representative, to the address referred to in the Joinder Agreement executed and delivered by such Representative; and

(d)                                 if to Holdings or the Borrower, to the address referred to in Section 10.02 of the First Lien Credit Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to Holdings or the Borrower shall be deemed to be a notice to each Grantor).  All such notices and other communications shall be deemed to be given on the date of receipt if delivered by hand or overnight courier service or mailed by certified or registered mail, and all such notices and other communications sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01.  As agreed to among Holdings, the Borrower, the First Lien Credit Agreement Administrative Agent and the Second Lien Credit Agreement Administrative Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 9.02.                          Waivers; Amendments.  (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended, restated, amended and restated, or modified except pursuant to an agreement or agreements in writing entered into by each Representative and by Holdings, the Borrower and each other affected Grantor with respect to which such waiver, consent, amendment, restatement, amendment and restatement supplement or modification is to apply.

Section 9.03.                          Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties and Second Lien Secured Parties.

Section 9.04.                          Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.05.                          Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement shall become effective when it shall have been executed by the First Lien Credit Agreement Administrative Agent and the Second Lien Credit Agreement Administrative Agent and when the First Lien Credit Agreement Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties and acknowledgors hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 9.06.                          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.07.                          Governing Law; Jurisdiction; Consent to Service of Process  (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION.  EACH PARTY HERETO IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING THIS AGREEMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE) IN SECTION 9.01.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 9.08.                          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.08.

Section 9.09.                          Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.10.                          Further Assurances.  Each First Lien Representative, on behalf of itself and the applicable First Lien Secured Parties under the First Lien Loan Documents, and each Second Lien Representative, on behalf of itself and the applicable Second Lien Secured Parties under the Second Lien Loan Documents, each agrees that it shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Designated First Lien Representative or the Designated Second Lien Representative may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Section 9.11.                          No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of and bind each of the First Lien Secured Parties and the Second Lien Secured Parties.  Nothing in this Agreement shall impair, as between the Borrower, and the other Grantors and the First Lien Representatives and the other First Lien Secured Parties, and as between the Borrower and the other Grantors and the Second Lien Representatives and the other Second Lien Secured Parties, the obligations of the Borrower and the other Grantors, which are absolute and unconditional, to pay principal, interest, fees and other amounts as provided in the First Lien Loan Documents and the Second Lien Loan Documents respectively.  Other than with respect to Sections 2.06 and 2.07 and Articles 8 and 9 of this Agreement, none of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Borrower nor any Grantor may rely on the terms hereof.

Section 9.12.                          Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Representatives and the other First Lien Secured Parties on the one hand and the Second Lien Representatives and the other Second Lien Secured Parties on the other hand.  In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Loan Documents, the provisions of this Agreement shall govern and control.  However, as among the First Lien Secured Parties, their rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Parity Intercreditor Agreement and as among the Second Lien Secured Parties, their rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Parity Intercreditor Agreement.

Section 9.13.                          Subrogation.  With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Representatives or the other Second

Lien Secured Parties pays over to any of the First Lien Representatives or the other First Lien Secured Parties under the terms of this Agreement, such Second Lien Secured Parties and Second Lien Representatives shall be subrogated to the rights of such First Lien Representatives and First Lien Secured Parties; provided that each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties represented by it, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Secured Obligations has occurred.  The Borrower and the other Grantors each acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by any Second Lien Representative or other Second Lien Secured Party that are paid over to any First Lien Representative or other First Lien Secured Party pursuant to this Agreement shall not reduce any of the Second Lien Secured Obligations.

Section 9.14.                          Additional Grantors.  Each Person that becomes a Grantor after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of Joinder Agreement in the form of Exhibit M to the First Lien Credit Agreement.

Section 9.15.                          Additional Intercreditor Agreements.  Each party hereto agrees that the First Lien Secured Parties and/or their Representatives (as among themselves) and the Second Lien Secured Parties and/or their Representatives (as among themselves) may each enter into the First Lien Parity Intercreditor Agreement and the Second Lien Parity Intercreditor Agreement, as applicable, or other intercreditor arrangements governing the rights, benefits and privileges as among the First Lien Secured Parties or the Second Lien Secured Parties, as the case may be, in respect of the Collateral, this Agreement and the other First Lien Security Documents or Second Lien Security Documents, as the case may be, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC.,
as First Lien Credit Agreement Administrative Agent

By:	/s/ Andrew Earls
	Name:	Andrew Earls
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as Second Lien Credit Agreement Administrative Agent

By:	/s/ Andrew Earls
	Name:	Andrew Earls
	Title:	Authorized Signatory

[EMC — Intecreditor Agreement Signature Page]

The foregoing Agreement is hereby ACKNOWLEDGED AND AGREED by:

EMERGING MARKETS COMMUNICATIONS, LLC

EMC ACQUISITION, LLC

SCISCO PARENT, INC.

SEAMOBILE, INC.

MARITEL HOLDINGS, INC.

MARITIME TELECOMMUNICATIONS NETWORK, INC.

MTN LICENSE CORP.

MTN INTERNATIONAL, INC.

By:	/s/ Abel Avellan
	Name:	Abel Avellan
	Title:	Chief Executive Officer

[EMC — Intecreditor Agreement Signature Page]

EMC-JV HOLDCO LLC

By:	/s/ James Scola
	Name:	James Scola
	Title:	Assistant Secretary

[EMC — Intecreditor Agreement Signature Page]

ANNEX I

Provision for Second Lien Credit Agreement

Each Lender hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreements, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreements, (c) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreements as Administrative Agent and on behalf of such Lender and (d) hereby consents to the subordination of the Liens securing the Obligations on the terms set forth in the Closing Date Intercreditor Agreement.  The foregoing provisions are intended as an inducement to the lenders under the First Lien Loan Documents and the other Second Lien Loan Documents to extend credit to the Loan Parties and such lenders are intended third party beneficiaries of such provisions.  In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control.

Provision for Second Lien Security Agreement and other principal Second Lien Security Documents

Notwithstanding anything herein to the contrary, the priority of the Liens and the Security Interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject in all respects to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement with respect to the priority of the Liens and the Security Interest granted to the Administrative Agent pursuant to this Agreement or with respect to the exercise of any right or remedy by the Administrative Agent hereunder, the terms of such Intercreditor Agreement shall govern and control.

ANNEX II

[FORM OF] JOINDER NO. [  ] dated as of [         ], 201[  ] (this “Joinder Agreement”), to the CLOSING DATE INTERCREDITOR AGREEMENT dated as of July 1, 2015 (the “Intercreditor Agreement”), among MORGAN STANLEY SENIOR FUNDING, INC., as First Lien Credit Agreement Administrative Agent, MORGAN STANLEY SENIOR FUNDING, INC., as Second Lien Credit Agreement Administrative Agent, and the additional Representatives from time to time a party thereto and acknowledged and agreed by EMC ACQUISITION, LLC, a Delaware limited liability company, and the other Grantors.

A.                                    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.                                    As a condition to the ability of the Borrower to incur Additional [First/Second] Lien Debt and to secure such [First/Second] Lien Class Debt (and guarantees thereof) with [First/Second] Liens, in each case under and pursuant to the [First/Second] Lien Security Documents, the [First/Second] Lien Class Debt Representative in respect of such [First/Second] Lien Class Debt is required to become a Representative under, and such [First/Second] Lien Class Debt and the [First/Second] Lien Secured Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement.  Section 8.04 of the Intercreditor Agreement provides that such [First/Second] Lien Class Debt Representative may become a Representative under, and such [First/Second] Lien Class Debt and such [First/Second] Lien Secured Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the [First/Second] Lien Class Debt Representative of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.04 of the Intercreditor Agreement.  The undersigned [First/Second] Lien Class Debt Representative (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the First Lien Loan Documents and the [First/Second] Lien Loan Documents.

Accordingly, the New Representative agrees with each other Representative as follows:

SECTION 1.                            In accordance with Section 8.04 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related [First/Second] Lien Class Debt and related First Lien Secured Obligations and related [First/Second] Lien Secured Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such [First/Second] Lien Secured Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a [First/Second] Lien Representative and to the [First/Second] Lien Secured Parties that it represents as [First/Second] Lien Secured Parties.  Each reference to a “Representative” or “[First/Second] Lien Representative” in the Intercreditor Agreement shall be deemed to include the New Representative.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.                            The New Representative represents and warrants to the other Representatives and the other Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Joinder Agreement and (c) the [First/Second] Lien Loan Documents relating to such [First/Second] Lien Class Debt provide that, upon the New Representative’s entry into this Joinder Agreement, the [First/Second] Lien Secured Parties in respect of such [First/Second] Lien Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as [First/Second] Lien Secured Parties.

SECTION 3.                            This Joinder Agreement may be executed by one or more of the parties to this Joinder Agreement on any number of separate counterparts (including by facsimile or other electronic image scan transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Joinder Agreement signed by all the parties shall be lodged with the Borrower, the Designated First Lien Representative and the Designated Second Lien Representative.  Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

SECTION 4.                            Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.                            THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS JOINDER AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.                            Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or in the Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.                            All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

IN WITNESS WHEREOF, the New Representative and the First Lien Credit Agreement Administrative Agent have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

RECEIPT OF THE FOREGOING ACKNOWLEDGED BY:

[NAME OF OTHER REPRESENTATIVE],
as First Lien Representative

By:
Name:
Title:

[NAME OF OTHER REPRESENTATIVE],
as Second Lien Representative

By:
Name:
Title:

ANNEX III

[FORM OF] ADDITIONAL DEBT DESIGNATION NO. [ ] (this “Designation”) dated as of [      ], 20[  ] with respect to the CLOSING DATE INTERCREDITOR AGREEMENT dated as of July 1, 2015 (the “Intercreditor Agreement”), among MORGAN STANLEY SENIOR FUNDING, INC., as First Lien Credit Agreement Administrative Agent, MORGAN STANLEY SENIOR FUNDING, INC., as Second Lien Credit Agreement Administrative Agent, and the additional Representatives from time to time a party thereto and acknowledged and agreed by EMC ACQUISITION, LLC, a Delaware limited liability company, and the other Grantors.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

This Designation is being executed and delivered in order to designate additional Indebtedness of the Borrower and the Grantors as Additional [First/Second] Lien Debt, entitled to the benefit of, and subject to the terms of, the Intercreditor Agreement.

The undersigned, the duly appointed [specify title of Responsible Officer] of the Borrower hereby certifies on behalf of the Borrower that:

1.                                      [Insert name of the Borrower or other Grantor] intends to incur Indebtedness (the “Designated Obligations”) in the initial aggregate principal amount of [            ] pursuant to the following agreement:  [describe credit/loan agreement indenture or other agreement] (the “Designated Agreement”).

2.                                      The incurrence of the Designated Obligations is permitted by each applicable First Lien Loan Document and Second Lien Loan Document.

3.                                      Conform the following as applicable; Pursuant to and for the purposes of Section 8.04 of the Intercreditor Agreement, (i) the Designated Agreement is hereby designated as [an “Additional First Lien Debt Facility”] [an “Additional Second Lien Debt Facility”] [the “Replacement First Lien Credit Agreement”] [the “Replacement Second Lien Credit Agreement”] and (ii) the Designated Obligations are hereby designated as [“Additional First Lien Secured Obligations”] [“Additional Second Lien Secured Obligations”] [“First Lien Credit Agreement Secured Obligations”] [“Second Lien Credit Agreement Secured Obligations”].

4.                                      The name and address of the Representative for such Designated Obligations is:

[Insert name and all capacities; Address]

Telephone:

Fax:

Email:

IN WITNESS WHEREOF, the Borrower has caused this Designation to be duly executed by the undersigned Responsible Officer as of the day and year first above written.

EMERGING MARKETS COMMUNICATIONS, LLC

By:
Name:
Title:

Receipt acknowledged by:

[INSERT NAME OF FIRST LIEN REPRESENTATIVE],

By:
Name:
Title:

[INSERT NAME OF SECOND LIEN REPRESENTATIVE],

By:
Name:
Title:

[OTHERS AS NEEDED]

AMENDMENT NO. 1 TO CLOSING DATE INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 TO CLOSING DATE INTERCREDITOR AGREEMENT, dated as of July 27, 2016 (this “Amendment”), is made by and among Morgan Stanley Senior Funding, Inc., as First Lien Credit Agreement Administrative Agent (as defined in the Intercreditor Agreement defined below), and Morgan Stanley Senior Funding, Inc., as Second Lien Credit Agreement Administrative Agent (as defined in the Intercreditor Agreement defined below), and acknowledged by EMC Acquisition, LLC, a Delaware limited liability company (“Holdings”), Emerging Markets Communications, LLC, a Delaware limited liability company (the “Borrower”), and certain subsidiaries of the Borrower from time to time party to the Credit Agreements (the “Guarantors”).

W I T N E S S E T H:

WHEREAS, the First Lien Credit Agreement Administrative Agent and the Second Lien Credit Agreement Administrative Agent are party to that certain Closing Date Intercreditor Agreement, dated as of July 1, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Intercreditor Agreement”; the Existing Intercreditor Agreement, as amended by this Amendment, the “Intercreditor Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement unless the context otherwise requires); and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the First Lien Credit Agreement Administrative Agent and the Second Lien Credit Agreement Administrative Agent hereby agree as follows:

ARTICLE I

AMENDMENT OF EXISTING INTERCREDITOR AGREEMENT

SECTION 1.1                                             Subject solely to the satisfaction of the condition set forth in Section 2.1 hereof, the Existing Intercreditor Agreement is hereby amended as follows:

(a)                                 The first paragraph of the recitals of the Existing Intercreditor Agreement is hereby deleted in its entirety and replaced with the following:

“CLOSING DATE INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July 1, 2015, between MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the First Lien Credit Agreement Secured Parties referred to herein (together with its successors and assigns in such capacity, the “First Lien Credit Agreement Administrative Agent”), and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Second Lien Credit Agreement Secured Parties referred to herein (together with its successors and assigns in such capacity, the “Second Lien Credit Agreement Administrative Agent”), and each of the other Representatives from time to time party hereto in accordance with the terms hereof, and acknowledged by EMC ACQUISITION, LLC, a Delaware limited liability company (“Holdings”), EMERGING MARKETS COMMUNICATIONS, LLC, a Delaware limited liability company (the “Borrower”), Global Eagle Entertainment Inc.,  a Delaware corporation (“Parent”), and each other Loan Party from time to time party to the Credit

Agreements (such term, and each other capitalized term used and not otherwise defined herein, having the meaning assigned to it in Article 1).”

(b)                                 The definition of “Grantor” in Section 1.01 of the Existing Intercreditor Agreement is hereby deleted in its entirety and replaced with the following:

““Grantor” means Parent, Holdings, the Borrower, and each Subsidiary of Parent which has granted a Lien pursuant to any Security Document to secure any Secured Obligations.”

(c)                                  The following definitions are added to Section 1.01 of the Existing Intercreditor Agreement in alphabetical order:

““Parent” means Global Eagle Entertainment Inc., a Delaware corporation.”

(d)                                 The references to “Holdings” in Article 4 and Article 9 of the Existing Intercreditor Agreement are hereby replaced by “Parent”.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

This Amendment shall be binding on the parties hereto on the date the First Lien Credit Agreement Administrative Agent has confirmed receipt of counterparts of this Amendment duly executed and delivered by (i) the First Lien Credit Agreement Administrative Agent, (ii) the Second Lien Credit Agreement Administrative Agent and (iii) Holdings, the Borrower and each Guarantor that is a Subsidiary of Holdings.

ARTICLE III

MISCELLANEOUS

SECTION 3.1                                             Full Force and Effect; Amendment.  Except as expressly provided herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each party to the Existing Intercreditor Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Intercreditor Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 3.2                                             Terms of Intercreditor Agreement.  THIS AMENDMENT SHALL BE CONSTRUED, ADMINISTERED AND APPLIED IN ACCORDANCE WITH ALL OF THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO FORUM SELECTION, CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL INCLUDED IN SECTION 9.07 OF THE INTERCREDITOR AGREEMENT, WHICH PROVISIONS ARE HEREBY ACKNOWLEDGED AND CONFIRMED BY EACH OF THE PARTIES HERETO.

SECTION 3.3                                             Headings.  The various headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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SECTION 3.4                                             Execution in Counterparts.  This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 3.5                                             Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 3.6                                             Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.7                                             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.8                                             GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC.,
as First Lien Credit Agreement Administrative Agent

By:	/s/ Reagan Philipp
Name: Reagan Philipp
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as Second Lien Credit Agreement Administrative Agent

By:	/s/ Reagan Philipp
Name: Reagan Philipp
Title: Authorized Signatory

The foregoing Amendment is hereby ACKNOWLEDGED AND AGREED by:

EMERGING MARKETS COMMUNICATIONS, LLC, as Borrower

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

EMC ACQUISITION, LLC

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

SCISCO PARENT, INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

SEAMOBILE INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

MARITEL HOLDINGS, INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

MTN LICENSE CORP.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

MTN INTERNATIONAL, INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

EMC-JV HOLDCO LLC

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer